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                                                                   Exhibit 10.37

                          CREDENCE SYSTEMS CORPORATION
                               215 Fourier Avenue
                               Freemont, CA 94539


                                January 15, 2002

Mr. Keith L. Barnes

Dear Keith:

          Reference is made to (i) your employment agreement, dated March 25, 1998 (the "Employment Agreement"), by and between you and Integrated Measurement Systems, Inc. and (ii) the letter agreement (the "Letter Agreement;" and together with the Employment Agreement, the "Agreements"), dated August 1, 2001, by and among, you, Integrated Measurement Systems, Inc. and Credence Systems Corporation (the "Company").

          For good and valuable consideration, receipt of which is hereby acknowledged, the parties agree that notwithstanding the terms of the Agreements or the relevant stock option agreements, to the extent that you are terminated "without cause" as described in your Employment Agreement, the final exercise date of any options which you are vested in pursuant to the terms of the Agreements or the relevant stock option agreement on the date of such termination shall be extended until the earlier of (i) the expiration of the
                                        -------
option term or (ii) the end of the twelve (12) month period following the date of such termination.

          Please indicate your acceptance of the foregoing by signing the enclosed copy of this letter and returning it to the Company.

                                               Very truly yours,

                                               /s/ Graham J. Siddall
                                               ---------------------
                                               Graham J. Siddall
                                               Chief Executive Officer and
                                               Chairman of the Board

ACKNOWLEDGED AND AGREED:



/s/ Keith L. Barnes
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Keith L. Barnes